CMA

CMA TREASURY FUND

Semi-Annual Report














September 30, 1996




MERRILL LYNCH BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper




DEAR SHAREHOLDER:


For the six-month period ended September 30, 1996, CMA Treasury Fund paid shareholders a net annualized dividend of 4.58%.* As of September 30, 1996, the Fund's 7-day yield was 4.63%.

The average portfolio maturity for CMA Treasury Fund at September
30, 1996 was 71 days, compared to 51 days at March 31, 1996.

The Environment
Although the US stock and bond markets rallied late in the six-month period ended September 30, 1996, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. Accordingly, when the market seemed to have fully priced in a tightening, CMA Treasury Fund extended its average life by purchasing Treasury coupons in the nine-month area.

However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment.

Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Marie Heumiller)
Marie Heumiller
Vice President and Portfolio Manager



October 24, 1996

CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996       (IN THOUSANDS)
                      Face        Interest    Maturity        Value
Issue                Amount         Rate        Date        (Note 1a)

                US Government Obligations*--99.5%
US Treasury       $  25,351        5.145%     10/03/96     $   25,340
Bills                 4,817        5.15       10/03/96          4,815
                     15,051        4.96       10/10/96         15,030
                    101,330        5.03       10/10/96        101,188
                      2,972        5.04       10/10/96          2,968
                     58,486        5.10       10/10/96         58,403
                     12,631        5.18       10/17/96         12,600
                     35,000        5.23       10/17/96         34,914
                     40,000        5.235      10/17/96         39,901
                     25,000        5.145      10/24/96         24,917
                     30,000        5.16       10/24/96         29,901
                      2,965        4.91       10/31/96          2,952
                     20,000        4.92       10/31/96         19,915
                     60,000        5.11       10/31/96         59,736
                     41,000        4.97       11/07/96         40,778
                      1,399        4.98       11/07/96          1,391
                     19,446        5.02       11/07/96         19,341
                     55,185        5.03       11/07/96         54,886
                      5,088        5.035      11/07/96          5,060
                     35,000        5.07       11/07/96         34,813
                      2,289        5.08       11/07/96          2,277
                     65,000        5.12       11/07/96          4,647
                      1,774        4.92       11/14/96          1,763
                     30,000        5.015      11/14/96         29,811
                     31,734        5.02       11/14/96         31,534
                     30,000        5.03       11/14/96         29,811
                     16,572        5.035      11/14/96         16,467
                     50,000        5.10       11/14/96         49,684
                     80,000        5.115      11/14/96         79,495
                     15,000        5.16       11/14/96         14,905
                      4,069        5.215      11/14/96          4,043
                     30,000        5.05       11/21/96         29,782
                     30,000        5.08       11/21/96         29,782


                      Face        Interest    Maturity        Value
Issue                Amount         Rate        Date        (Note 1a)

                US Government Obligations* (concluded)

US Treasury       $  45,000        5.165%     11/21/96     $   44,672
Bills (concluded)    50,000        5.045      11/29/96         49,587
                     10,000        5.125      11/29/96          9,917
                      9,154        5.13       11/29/96          9,078
                      4,818        5.145      11/29/96          4,778
                     30,000        5.055      12/05/96         29,728
                      1,920        5.02       12/12/96          1,901
                     30,000        5.025      12/12/96         29,697
                      1,106        5.04       12/12/96          1,095
                     25,000        5.07       12/12/96         24,748
                     25,000        5.105      12/12/96         24,748

US Treasury          40,500        8.00       10/15/96         40,545
Notes                40,000        6.875      10/31/96         40,044
                    145,000        4.375      11/15/96        144,801
                     20,000        8.00        1/15/97         20,150
                    105,000        7.50        1/31/97        105,722
                     85,000        6.875       2/28/97         85,505
                     47,000        6.625       3/31/97         47,272
                     30,000        8.50        4/15/97         30,469
                     13,000        6.50        4/30/97         13,069
                     37,000        6.50        5/15/97         37,197
                      7,000        5.625       6/30/97          7,000
                     25,000        8.50        7/15/97         25,523
                     25,000        5.875       7/31/97         25,023
                      2,000        5.375      11/30/97          1,988
                      4,000        5.00        1/31/98          3,951
                      3,400        5.125       2/28/98          3,360

Total US Government Obligations
(Cost--$1,834,433)                                          1,834,418

Total Investments (Cost--$1,834,433)--99.5%                 1,834,418

Other Assets Less Liabilities--0.5%                             9,294
                                                           ----------
Net Assets--100.0%                                         $1,843,712
                                                           ==========

*US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.




See Notes to Financial Statements.

CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996
Assets:
Investments, at value (identified cost--$1,834,432,814++) (Note 1a)                                       $1,834,418,192
Cash                                                                                                              25,208
Interest receivable                                                                                           10,427,543
Prepaid registration fees and other assets (Note 1d)                                                             147,565
                                                                                                          --------------
Total assets                                                                                               1,845,018,508
                                                                                                          --------------

Liabilities:
Payables:
 Investment adviser (Note 2)                                                             $      659,258
 Distributor (Note 2)                                                                           456,657
 Beneficial interest redeemed                                                                       335        1,116,250
                                                                                         --------------
Accrued expenses and other liabilities                                                                           190,501
                                                                                                          --------------
Total liabilities                                                                                              1,306,751
                                                                                                          --------------
Net Assets                                                                                                $1,843,711,757
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                      $  184,372,638
Paid-in capital in excess of par                                                                           1,659,353,741
Unrealized depreciation on investments--net                                                                      (14,622)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 1,843,726,379 shares of
beneficial interest outstanding                                                                           $1,843,711,757
                                                                                                          ==============

++Cost for Federal income tax purposes. As of September 30, 1996, net unrealized depreciation for Federal income tax purposes amounted to $14,622, of which $174,857 related to appreciated securities and $189,479 related to depreciated securities.



See Notes to Financial Statements.

CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   47,106,890

Expenses:
Investment advisory fees (Note 2)                                                        $    3,842,711
Distribution fees (Note 2)                                                                    1,120,944
Transfer agent fees (Note 2)                                                                    176,543
Registration fees (Note 1d)                                                                      91,659
Accounting services (Note 2)                                                                     91,550
Custodian fees                                                                                   51,457
Professional fees                                                                                33,025
Trustees' fees and expenses                                                                      16,599
Printing and shareholder reports                                                                 15,695
Other                                                                                            12,838
                                                                                         --------------
Total expenses                                                                                                 5,453,021
                                                                                                          --------------
Investment income--net                                                                                        41,653,869

Realized Gain on Investments--Net (Note 1c)                                                                      133,836

Change in Unrealized Depreciation on Investments--Net                                                            211,100
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   41,998,805
                                                                                                          ==============

See Notes to Financial Statements.



CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six         For the
                                                                                         Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                      Sept. 30, 1996    March 31, 1996
Operations:
Investment income--net                                                                  $    41,653,869  $    84,634,023
Realized gain on investments--net                                                               133,836          505,763
Change in unrealized appreciation/depreciation on investments--net                              211,100         (315,062)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         41,998,805       84,824,724
                                                                                        ---------------  ---------------

Dividends and Distributions to Shareholders (Note 1e):
Investment income--net                                                                      (41,653,869)     (84,634,023)
Realized gain on investments--net                                                              (133,836)        (505,763)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                             (41,787,705)     (85,139,786)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          3,432,774,012    9,805,828,858
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                    41,748,850       85,083,173
                                                                                        ---------------  ---------------
                                                                                          3,474,522,862    9,890,912,031
Cost of shares redeemed                                                                  (3,422,782,114)  (9,527,560,949)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest transactions                     51,740,748      363,351,082
                                                                                        ---------------  ---------------

Net Assets:
Total increase in net assets                                                                 51,951,848      363,036,020
Beginning of period                                                                       1,791,759,909    1,428,723,889
                                                                                        ---------------  ---------------
End of period                                                                           $ 1,843,711,757  $ 1,791,759,909
                                                                                        ===============  ===============

See Notes to Financial Statements.

CMA TREASURY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.           For the Six
                                                                 Months Ended            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                        Sept. 30, 1996    1996        1995        1994         1993
Per Share Operating Performance:
Net asset value, beginning of period                             $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                                                 ----------  ----------  ----------  ----------  ----------
Investment income--net                                                .0232       .0498       .0409       .0250       .0278
Realized and unrealized gain on investments--net                      .0002       .0001       .0004       .0002       .0026
                                                                 ----------  ----------  ----------  ----------  ----------
Total from investment operations                                      .0234       .0499       .0413       .0252       .0304
                                                                 ----------  ----------  ----------  ----------  ----------
Less dividends and distributions:
 Investment income--net                                              (.0232)     (.0498)     (.0409)     (.0250)     (.0278)
 Realized gain on investments--net                                   (.0001)     (.0003)     (.0002)     (.0004)     (.0024)
                                                                 ----------  ----------  ----------  ----------  ----------
Total dividends and distributions                                    (.0233)     (.0501)     (.0411)     (.0254)     (.0302)
                                                                 ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                                   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                                                 ==========  ==========  ==========  ==========  ==========
Total Investment Return                                               4.58%*      5.15%       4.18%       2.57%       3.07%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                         .60%*       .60%        .62%        .61%        .60%
                                                                 ==========  ==========  ==========  ==========  ==========
Expenses                                                               .60%*       .60%        .62%        .61%        .62%
                                                                 ==========  ==========  ==========  ==========  ==========
Investment income and realized gain on
investments--net                                                      4.60%*      5.01%       4.20%       2.55%       3.01%
                                                                 ==========  ==========  ==========  ==========  ==========
Supplemental Data:
Net assets, end of period (in thousands)                         $1,843,712  $1,791,760  $1,428,724  $1,220,440  $1,287,061
                                                                 ==========  ==========  ==========  ==========  ==========

*Annualized.



 See Notes to Financial Statements.



CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end investment management company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement
and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.



CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.




CMA TREASURY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Marie Heumiller--Vice President
Kevin J. McKenna--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].